Exhibit 10.1

EXECUTION COPY

LETTER AMENDMENT

Dated as of August 23, 2006

To the banks, financial institutions and other institutional lenders (collectively, the “Lenders”) parties to the Credit Agreement referred to below and to Citicorp USA, Inc., as administrative agent (the “Administrative Agent”) for the Lenders

Ladies and Gentlemen:

We refer to the Five Year Credit Agreement dated as of June 6, 2006 (the “Credit Agreement”) among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

It is hereby agreed by you and us that the Credit Agreement is, effective as of the date of this Letter Agreement, hereby amended as follows:

(a) The definition of “Responsible Officer “ in Section 1.01 of the Credit Agreement is amended in full to read as follows:

“Responsible Officer” means the chief executive officer, the president, the chief operating officer, the chief financial officer, the chief legal officer, the treasurer, the controller or an assistant treasurer of each of the Credit Parties and, for purposes of the definitions of “Competitive Bid Request” and “Request for Extensions of Credit”, such other officer as the Company may specify to the Administrative Agent in a written notice from time to time. Any document or certificate hereunder that is signed or executed by a Responsible Officer shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of the relevant Credit Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Credit Party.

(b) Schedule 7.02 is hereby amended by deleting therefrom the figure “$500,000,000” and substituting therefor the figure “$1,500,000,000”.

(c) Schedule 10.02 is hereby amended in full to read as set forth as Annex A to this Letter Amendment.

The Company hereby certifies that, as of the date of this Letter Amendment, the representations and warranties contained in Article V of the Credit Agreement are correct in all material respects on and as of such date, with the same effect as if made on and as of such date, except where such representations and warranties expressly relate to an earlier date, and no event has occurred and is continuing that constitutes a Default or an Event of Default.

This Letter Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Requisite Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Letter Amendment. This Letter Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, a Delaware corporation

By:	/S/ STEVEN P. FISHER
Title: Senior Vice President and Treasurer

Agreed as of the date first above written:

CITICORP	USA, INC.,

as Administrative Agent and as a Lender

By:	/S/ HANS LIN
Title: Vice President

WACHOVIA BANK NATIONAL ASSOCIATION

By:	/S/ THOMAS LIU
Title: Vice President

BANK OF AMERICA, N.A.

By:	/S/ KENNETH J. BECK
Title: Senior Vice President

MORGAN STANLEY BANK

By:	/S/ DANIEL TWENGE
Title: Authorized Signatory Morgan Stanley Bank

U.S. BANK NATIONAL ASSOCIATION

By:	/S/ CONNAN SCHLEICHER
Title: Vice President

THE BANK OF NEW YORK

By:	/S/ ELIZABETH T. YING
Title: Managing Director

KEYBANK NATIONAL ASSOCIATION

By:	/S/ THOMAS A. CRANDELL
Title: Senior Vice President

MELLON BANK, N.A.

By:	/S/ DAVID B. WIRL
Title: Vice President

ROYAL BANK OF SCOTLAND PLC

By:	/S/ L. PETER YETMAN
Title: Senior Vice President

SOCIETE GENERALE

By:	/S/ MILISSA GROEDEN
Title: Vice President

ANNEX A

SCHEDULE 10.02

LENDING OFFICES AND NOTICE ADDRESSES

Administrative Agent
Citibank, N.A.	Two Penns Way New Castle, DE19720 Attn: Bank Loan Syndications Account No. 36852248

Name of Initial Lender	Domestic Lending Office	Eurodollar Lending Office
Bank of America, N.A.	2001 Clayton Road Building B Concord, CA 94520 Attn: Pamela Greer-Tillman T: 925 675-8453 F: 888 969-2786	2001 Clayton Road Building B Concord, CA 94520 Attn: Pamela Greer-Tillman T: 925 675-8453 F: 888 969-2786

The Bank of New York	One Wall Street 22nd Floor New York, NY 10005 Attn: Dawn Hertling T: 212 635-6742 F: 212 635-6399	One Wall Street 22nd Floor New York, NY 10005 Attn: Dawn Hertling T: 212 635-6742 F: 212 635-6399

Citibank, N.A.	Two Penns Way New Castle, DE 19720	Two Penns Way New Castle, DE 19720

Keybank National Association	127 Public Square 8th Floor Cleveland, OH 44114 Attn: Lisa Wright T: 216 689-5023 F: 216 689-5962	127 Public Square 8th Floor Cleveland, OH 44114 Attn: Lisa Wright T: 216 689-5023 F: 216 689-5962

Mellon Bank, N.A.	One Mellon Bank Center Room 4535 500 Grant Street Pittsburgh, PA 15258 Attn: Charlotte Adams T: 412 204-4912 F: 412 209-6105	One Mellon Bank Center Room 4535 500 Grant Street Pittsburgh, PA 15258 Attn: Charlotte Adams T: 412 204-4912 F: 412 209-6105

Morgan Stanley Bank	2500 Lake Park Blvd. Suite 300 C West Valley City, UT 84120 Attn: Larry Benison T: 718 754-7299 F: 718 754-7249	2500 Lake Park Blvd. Suite 300 C West Valley City, UT 84120 Attn: Larry Benison T: 718 754-7299 F: 718 754-7249

Name of Initial Lender	Domestic Lending Office	Eurodollar Lending Office
The Royal Bank of Scotland plc	101 Park Avenue New York, NY 10178 Attn: Li Yao Li T: 212 401-1335 F: 212 401-1494	101 Park Avenue New York, NY 10178 Attn: Li Yao Li T: 212 401-1335 F: 212 401-1494

Societe Generale	1221 Avenue of the Americas New York, NY 10020 Attn: Arlene Tellerman T: 212 278-6086 F: 212 278-7490	1221 Avenue of the Americas New York, NY 10020 Attn: Arlene Tellerman T: 212 278-6086 F: 212 278-7490

U.S. Bank National Association	555 S.W. Oak Street Mail Code: PD-OR-P7LN Portland, OR 97204 Attn: Lennie Regalado T: 503 275-4395 F: 503 275-4600	555 S.W. Oak Street Mail Code: PD-OR-P7LN Portland, OR 97204 Attn: Lennie Regalado T: 503 275-4395 F: 503 275-4600

Wachovia Bank, National Association	201 S. College Street Charlotte, NC 28288 NC 1183 Attn: Jason Schooley T: 704 715-9700 F: 704 715-0094	201 S. College Street Charlotte, NC 28288 NC 1183 Attn: Jason Schooley T: 704 715-9700 F: 704 715-0094

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